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                                                                   EXHIBIT 10.5


THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR, IF APPLICABLE, STATE SECURITIES LAWS. THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO YOUBET.COM, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.


                                      NOTE
                                      ----

                  FOR VALUE RECEIVED, Youbet.com, Inc. a Delaware corporation (the "Borrower"), hereby promises to pay to Morton Jennings, LLC, a Delaware limited liability company (the "Holder") or order, without demand, the sum of TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000), with interest at the rate of 10% per annum. The principal amount of the Note shall be due and payable on February 11, 2005 (the "Maturity Date").

                  The following terms shall apply to this Note:

                                    ARTICLE I

                                     PAYMENT

                  1.1  Payment of Interest.  Interest shall be paid quarterly in
                       -------------------
arrears commencing on May 11, 2003.


                  1.3  Maturity.  On the  Maturity  Date,  the entire  principal
                       --------
amount and any unpaid accrued interest shall be paid to the Holder without offset or deduction of any kind.

                  1.4  Prepayment.  Any  prepayment  shall  include  all accrued
                       ----------
interest to the date of such prepayment. This Note may be prepaid without penalty prior to the Maturity Date upon at least 15 days notice.

                                   ARTICLE II

                                EVENTS OF DEFAULT

                  2.1 Events of Default.  The occurrence of any of the following
                      -----------------
events of default ("Event of Default") shall, at the option of the Holder hereof, make the principal balance then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable, all without demand, presentment or notice, or grace period, all of which hereby are expressly waived, except as set forth below:


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                  (a) Failure to Pay  Principal  and/or  Interest.  The Borrower
                      -------------------------------------------
fails to pay any installment of principal or interest hereon when due and such failure continues for a period of ten (10) days after the due date.

                  (b) Breach of  Covenant.  The  Borrower  breaches any material
                      --------------------
covenant or other term or condition of this Note, the Note Purchase Agreement entered into by the Holder and Borrower in connection with this Note (the "Note Purchase Agreement"), and the Intercreditors Agreement, each dated as of the date hereof, (together with the Note Purchase Agreement, collectively, the "Transactional Documents") in any material respect and such breach, if subject to cure, continues for a period of ten (10) days after written notice to the Borrower from the Holder.

                  (c) Breach of  Representations  and  Warranties.  Any material
                      --------------------------------------------
representation or warranty of the Borrower made herein in any Transactional Document shall be false or misleading in any material respect.

                  (d) Receiver or Trustee. The Borrower shall make an assignment
                      --------------------
for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

                  (e)  Judgments.  Any money  judgment,  writ or  similar  final
                       ----------
process, shall be entered or filed against Borrower or any of its property or other assets for more than $500,000, and shall remain unvacated, unbonded or unstayed for a period of forty-five (45) days.

                  (F)  Bankruptcy.  Bankruptcy,  insolvency,  reorganization  or
                       ----------
liquidation proceedings or other proceedings or relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Borrower and if instituted against Borrower are not dismissed within 60 days of initiation.

                  (g) Cross  Default.  The Company  shall  default in any of its
                      ---------------
obligations under any mortgage, indenture or instrument, other than the lease for the premises located at 5901 DeSoto Avenue, Woodland Hills, California, under which there may be issued any indebtedness of the Company in an amount exceeding $500,000 and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable.

                  2.2 Enforcement.  Upon the occurrence of any Event of Default,
                      ------------
the Holder may thereupon proceed to protect and enforce its rights either by suit in equity and/or by action at law or by other appropriate proceedings whether for the specific performance (to the extent permitted by law) of any covenant or agreement contained in this Note or in aid of the exercise of any power granted in this Note, and proceed to enforce the payment of this Note held by it, and to enforce any other legal or equitable right of such Holder.

                  2.3 Waiver;  Release. Except as expressly provided for herein,
                      -----------------
the Company specifically (i) waives all rights it may have (A) to notice of nonpayment, notice of default, demand, presentment, protest and notice of

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protest with respect to any of the  obligations  hereunder  and (B) to notice of acceptance hereof or of any other action taken in reliance hereon, notice and opportunity to be heard before the exercise by the Holder of the remedies of self-help, set-off, or other summary procedures and all other demands and notices of any type or description except for cure periods; and (ii) releases the Holder, its officers, directors, agents, employees and attorneys from all claims for loss or damage caused by any act or failure to act on the part of the Holder, its officers, attorneys, agents, directors and employees except for gross negligence or willful misconduct.

                  2.4 Intercreditors Agreement.  Notwithstanding anything herein
                      ------------------------
to the contrary, all of Holder's rights hereunder shall be subject to the terms of the Intercreditors Agreement dated as of the date hereof among Holder, the Borrower and other holders of notes of the Borrower of which this Note is part of a series of notes. To the extent of any conflict between the Intercreditors Agreement and this Note, the provisions of the Intercreditors Agreement shall prevail.

                                   ARTICLE III

                                  MISCELLANEOUS

                  3.1 Failure or Indulgence  Not Waiver.  No failure or delay on
                      ----------------------------------
the part of Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

                  3.2  Notices.  Any notice  herein  required or permitted to be
                       --------
given shall be in writing and may be personally served or sent by fax transmission (with copy sent by certified or registered mail or by overnight courier). For the purposes hereof, the address and fax number of the Holder is as set forth on the first page hereof. The address and fax number of the Borrower shall be 5901 DeSoto Avenue, Woodland Hills, California 91367, facsimile number: (818) 668-2101. Both Holder and Borrower may change the address and fax number for service by service of notice to the other as herein provided.

                  3.3  Amendment  Provision.  The term "Note" and all  reference
                       ---------------------
thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

                  3.4  Assignability.  This  Note  shall  be  binding  upon  the
                       --------------
Borrower and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns, and may be assigned by the Holder.

                  3.5 Cost of  Collection.  If default is made in the payment of
                      --------------------
this Note, Borrower shall pay the Holder hereof reasonable costs of collection, including reasonable attorneys' fees.


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                  3.6 Maximum Payments. Nothing contained herein shall be deemed
                      -----------------
to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Borrower to the Holder and thus refunded to the Borrower.

                  3.7  Governing  Law and Venue.  This Note shall be governed by
                       ------------------------
and interpreted in accordance with the laws of the State of California without regard to the principles of conflict of laws. In the event of any litigation regarding the interpretation or application of this Note, the parties irrevocably consent to jurisdiction in any of the state or federal courts located in the City of Los Angeles, State of California and waive their rights to object to venue in any such court, regardless of the convenience or inconvenience thereof to any party. Service of process in any civil action relating to or arising out of this Agreement or the transaction(s) contemplated herein may be accomplished in any manner provided by law. The parties hereto agree that a final, non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

         IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by its President on this 11th day of February, 2003.

                                                     YOUBET.COM, INC.


                                                     By: /S/Charles Champion
                                                       ------------------------
                                                     Name: Charles Champion
                                                     Title:   President



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